UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025
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Redwire Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39733 (Commission File Number)	88-1818410 (IRS Employer Identification No.)
8226 Philips Highway, Suite 101 Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)
(650) 701-7722
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RDW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in Redwire Corporation’s (the “Registrant” or the “Company”) Current Report on Form 8-K filed on June 13, 2025 (the “Original Report”), the Company completed its acquisition of Edge Autonomy Intermediate Holdings, LLC, a Delaware limited liability company (“Edge Autonomy”), on June 13, 2025 (the “Acquisition”). In the Original Report, the Company also provided the disclosures required by Item 9.01 of Form 8-K, including the pro forma financial information required by Item 9.01(b).

Item 8.01 - Other Items
In connection with the Form S-3ASR filed by the Company with the Securities and Exchange Commission on August 7, 2025 (File No. 333-289380), which became effective upon filing, this Current Report on Form 8-K is being filed to provide additional pro forma financial information regarding the Acquisition. Such information is included in Item 9.01 below, which is incorporated into this Item 8.01 by reference.

This Current Report on Form 8-K should be read in conjunction with the Original Report, which provides a more complete description of the Acquisition.

Item 9.01 - Financial Statements and Exhibits.
(b) Pro forma financial information.
The unaudited pro forma financial information of the Company giving effect to the Acquisition is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
•Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2024 and the nine months ended September 30, 2025
•Notes to Unaudited Pro Forma Condensed Combined Financial Statements

The pro forma financial information included in this Current Report on Form 8-K is required pursuant to Article 8 and Article 11 of Regulation S-X. The amounts included in the pro forma information are based on the historical results of the Company and Edge Autonomy and may not be indicative of combined results that would have been realized had the acquisition of Edge Autonomy occurred as of the dates indicated or that may be achieved in the future.

(d) Exhibits.

Exhibit No.	Description
99.1
Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income (Loss) of Redwire Corporation and Edge Autonomy Intermediate Holdings, LLC for the year ended December 31, 2024 and the nine months ended September 30, 2025.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2025

Redwire Corporation

By:	/s/ Jonathan Baliff
Name:	Jonathan Baliff
Title:	Chief Financial Officer